CAUSEWAY INTERNATIONAL VALUE FUND
                         CAUSEWAY EMERGING MARKETS FUND
                           CAUSEWAY GLOBAL VALUE FUND

                        SUPPLEMENT DATED OCTOBER 31, 2008
                              TO THE PROSPECTUS OF
                      CAUSEWAY INTERNATIONAL VALUE FUND AND
                         CAUSEWAY EMERGING MARKETS FUND
                             DATED JANUARY 30, 2008
                                       AND
                              TO THE PROSPECTUS OF
                           CAUSEWAY GLOBAL VALUE FUND
                              DATED APRIL 29, 2008


             THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
          BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                        CONJUNCTION WITH THE PROSPECTUS.

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The officers of Causeway International Value Fund, Causeway Emerging Markets
Fund and Causeway Global Value Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing.

The officers of Causeway International Value Fund and Causeway Emerging Markets Fund may transfer accounts in Institutional Class shares that are below the minimum initial investment requirement to Investor Class shares, unless the account's failure to meet the minimum is the result of market movement.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 CCM-SK-006-0100